Exhibit 99.1

Kandi Technologies Reports Third Quarter 2022 Financial Results

- Steady Growth in Off-road Vehicles

- Revenue growth drove significantly narrowed loss

JINHUA, China, Nov. 08, 2022 (GLOBE NEWSWIRE) -- Kandi Technologies Group, Inc. (the “Company,” “we” or “Kandi”) (NASDAQ GS: KNDI), today announced its financial results for the third quarter of 2022.

Third Quarter Highlights

●	Total revenues of $33.7 million compared to $16.8 million in the same period of 2021.

●	Off-road vehicles and associated parts sales increased by 217.6% to $21.7 million, compared to $6.8 million in the same period of 2021.

●	EV products sales increased significantly to $1.7 million from $0.3 million in the same period of 2021.

●	EV parts sales were $2.6 million, compared to $3.2 million in the same period of 2021.

●	Electric Scooters, Electric Self-Balancing Scooters and associated parts sales were $1.2 million, compared with $6.3 million in the same period of 2021.

●	Net income was $1.1 million, or $0.01 income per fully diluted share, compared to a net loss of $7.9 million, or $0.10 loss per fully diluted share for the same period of 2021. A turn to profitability from loss was largely attributed to higher total revenue, resulted from highly performed off-road vehicles and associated parts sales, and lower operating expenses.

●	Working capital totaled $252.9 million as of September 30, 2022

●	Cash and equivalents, restricted cash, and certificate of deposit totaled $210.2 million as of September 30, 2022

Mr. Hu Xiaoming, Chairman and CEO of Kandi commented, “During the third quarter, our strategic pivot enabled us to make inroads in electric off-road vehicles. With high market interest in the electrification of off-road vehicles, we successfully developed and delivered “crossover” electric golf carts that are seeing high acceptance by our customers. Growing demand, and positive market feedback gives us more confidence to invest more in electric off-road vehicles. Our next step is to launch more models in the categories of golf crossovers, utility terrain vehicles, and more. We believe that our top line growth and disciplined control of operating expenses can drive improved profitability, which will be increasingly recognized by investors.”

Q3 2022 Financial Results

Net Revenues and Gross Profit (in USD millions)

	Q3 2022	Q3 2021	Y-o-Y%
Net Revenues	$33.7	$16.8	100.5%
Gross Profit	$6.4	$2.7	131.6%
Gross Margin%	18.9%	16.4%	-

Net revenues of $33.7 million in the third quarter of 2022 increased 100.5% from the same period of 2021. The increase in revenue and gross margin was primarily due to a product mix shift to off-road vehicles, a segment with a higher gross margin that achieved significant growth in the past quarter.

Operating Income/Loss (in USD millions)

	Q3 2022	Q3 2021	Y-o-Y%
Operating Expenses	$(8.6)	$(11.8)	27.3%
Loss from Operations	$(2.2)	$(9.0)	75.7%
Operating Margin%	-6.5%	-53.7%	-

Operating expenses were $8.6 million, compared with operating expense of $11.8 million for the same period of 2021. Operating expenses decreased as the Company moved past the 2021 peak research and development effort on new products.

Net Income/Loss (in USD millions)

	Q3 2022	Q3 2021	Y-o-Y%
Net Income (Loss)	$1.1	$(7.9)	113.6%
Net Income (Loss) per Share, Basic and Diluted	$0.01	$(0.1)	-

Net income was $1.1 million comparing to a net loss of $7.9 million for the same period of 2021. The turn to profitability was primarily due to higher total revenue and lower operating expenses.

Third Quarter 2022 Conference Call Details

The Company has scheduled a conference call and live webcast to discuss its financial results at 8:00 A.M. Eastern Time (9:00 P.M. Beijing Time) on Tuesday, November 8, 2022. Management will deliver prepared remarks to be followed by a question and answer session.

The dial-in details for the conference call are as follows:

●	Toll-free dial-in number: +1-844-825-9789

●	International dial-in number: + 1-412-317-5180

●	Webcast and replay: https://viavid.webcasts.com/starthere.jsp?ei=1581599&tp_key=a040e098ec

The live audio webcast of the call can also be accessed by visiting Kandi’s Investor Relations page on the Company’s website at http://www.kandivehicle.com. An archive of the webcast will be available on the Company’s website following the live call.

About Kandi Technologies Group, Inc.

Kandi Technologies Group, Inc. (KNDI), headquartered in Jinhua Economic Development Zone, Zhejiang Province, is engaged in the research, development, manufacturing, and sales of various vehicular products. Kandi conducts its primary business operations through its wholly-owned subsidiary, Zhejiang Kandi Technologies Group Co., Ltd. (“Zhejiang Kandi Technologies”), formerly, Zhejiang Kandi Vehicles Co., Ltd. and its subsidiaries including Zhejiang Kandi Smart Battery Swap Technology Co., Ltd, and SC Autosports, LLC (d/b/a Kandi America), the wholly-owned subsidiary of Kandi in the United States, and its wholly-owned subsidiary, Kandi America Investment, LLC. Zhejiang Kandi Technologies has established itself as one of China’s leading manufacturers of pure electric vehicle parts and off-road vehicles.

Safe Harbor Statement

This press release contains certain statements that may include “forward-looking statements.” All statements other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on the SEC’s website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

Follow us on Twitter: @ Kandi_Group

Contacts:

Kandi Technologies Group, Inc.
Ms. Kewa Luo
+1 (212) 551-3610
IR@kandigroup.com

The Blueshirt Group
Mr. Gary Dvorchak, CFA
gary@blueshirtgroup.com

- Tables Below -

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2022	December 31, 2021

Current assets
Cash and cash equivalents	$99,029,118	$129,223,443
Restricted cash	40,855,710	39,452,564
Certificate of deposit	70,324,477	55,041,832
Accounts receivable (net of allowance for doubtful accounts of $2,734,642 and $3,053,277 as of September 30, 2022 and December 31, 2021, respectively)	40,034,961	52,896,305
Inventories	43,673,888	33,171,973
Notes receivable	1,371,773	323,128
Other receivables	19,293,487	8,901,109
Prepayments and prepaid expense	4,006,808	17,657,326
Advances to suppliers	5,800,659	5,940,456
TOTAL CURRENT ASSETS	324,390,881	342,608,136

NON-CURRENT ASSETS
Property, plant and equipment, net	94,908,520	111,577,411
Intangible assets, net	10,785,106	13,249,079
Land use rights, net	2,843,944	3,250,336
Construction in progress	329,726	79,317
Deferred tax assets	2,171,890	2,219,297
Long-term investment	140,649	157,262
Goodwill	32,960,659	36,027,425
Other long-term assets	10,423,361	10,992,009
TOTAL NON-CURRENT ASSETS	154,563,855	177,552,136

TOTAL ASSETS	$478,954,736	$520,160,272

CURRENT LIABILITIES
Accounts payable	$33,281,208	$36,677,802
Other payables and accrued expenses	7,894,152	9,676,973
Short-term loans	5,604,312	950,000
Notes payable	17,170,279	8,198,193
Income tax payable	1,121,744	1,620,827
Other current liabilities	6,425,151	7,038,895
TOTAL CURRENT LIABILITIES	71,496,846	64,162,690

NON-CURRENT LIABILITIES
Long-term loans	2,210,589	2,210,589
Deferred taxes liability	2,462,901	2,460,141
Contingent consideration liability	3,266,000	7,812,000
Other long-term liabilities	777,211	314,525
TOTAL NON-CURRENT LIABILITIES	8,716,701	12,797,255

TOTAL LIABILITIES	80,213,547	76,959,945

STOCKHOLDER’S EQUITY
Common stock, $0.001 par value; 100,000,000 shares authorized; 77,658,730 and 77,385,130 shares issued and 75,343,594 and 76,705,381 outstanding at September 30,2022 and December 31,2021, respectively	77,659	77,385
Less: Treasury stock (2,315,136 shares with average price of $2.96 and 679,749 shares with average price of $3.52 at September 30,2022 and December 31,2021, respectively )	(6,848,731)	(2,392,203)
Additional paid-in capital	450,380,994	449,479,461
Accumulated deficit (the restricted portion is $4,422,033 and $4,422,033 at September 30,2022 and December 31,2021, respectively)	(7,390,410)	(4,216,102)
Accumulated other comprehensive loss	(39,637,503)	251,786
TOTAL KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS’ EQUITY	396,582,009	443,200,327

Non-controlling interests	2,159,180	-
TOTAL STOCKHOLDERS’ EQUITY	398,741,189	443,200,327

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$478,954,736	$520,160,272

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

REVENUES FROM UNRELATED PARTIES, NET	$33,673,201	$16,795,712	$79,405,788	$62,647,714
REVENUES FROM THE FORMER AFFILIATE COMPANY AND RELATED PARTIES, NET	-	-	-	1,587

REVENUES, NET	33,673,201	16,795,712	79,405,788	62,649,301

COST OF GOODS SOLD	(27,304,038)	(14,046,041)	(67,930,595)	(49,447,497)

GROSS PROFIT	6,369,163	2,749,671	11,475,193	13,201,804

OPERATING INCOME (EXPENSE):
Research and development	(1,433,649)	(6,747,934)	(3,828,078)	(31,937,436)
Selling and marketing	(1,440,995)	(1,290,544)	(3,807,222)	(3,494,927)
General and administrative	(5,686,233)	(3,733,230)	(18,016,843)	(13,522,925)
Gain on disposal of long-lived assets	-	2,238	-	48,255,905
TOTAL OPERATING EXPENSE	(8,560,877)	(11,769,470)	(25,652,143)	(699,383)

(LOSS) INCOME FROM OPERATIONS	(2,191,714)	(9,019,799)	(14,176,950)	12,502,421

OTHER INCOME (EXPENSE):
Interest income	2,138,130	1,247,544	4,739,208	2,750,241
Interest expense	(177,417)	(63,368)	(463,994)	(267,785)
Change in fair value of contingent consideration	434,995	-	2,733,995	-
Government grants	829,539	220,967	1,536,856	570,162
Gain from sale of equity in the Former Affiliate Company	-	822	-	17,734,733
Share of loss after tax of the Former Affiliate Company	-	(119)	-	(2,584,520)
Other income, net	536,726	442,102	2,954,036	4,768,092
TOTAL OTHER INCOME , NET	3,761,973	1,847,948	11,500,101	22,970,923

INCOME (LOSS) BEFORE INCOME TAXES	1,570,259	(7,171,851)	(2,676,849)	35,473,344

INCOME TAX (EXPENSE) BENEFIT	(497,211)	(696,968)	255,232	(8,815,409)

NET INCOME (LOSS)	1,073,048	(7,868,819)	(2,421,617)	26,657,935

LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	694,029	-	752,691	-

NET INCOME (LOSS) ATTRIBUTABLE TO KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS	379,019	(7,868,819)	(3,174,308)	26,657,935

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(20,932,870)	(116,054)	(39,889,289)	3,582,748

COMPREHENSIVE (LOSS) INCOME	$(19,859,822)	$(7,984,873)	$(42,310,906)	$30,240,683

WEIGHTED AVERAGE SHARES OUTSTANDING BASIC	75,741,399	76,394,573	75,962,899	75,766,749
WEIGHTED AVERAGE SHARES OUTSTANDING DILUTED	75,885,630	76,394,573	76,061,190	75,766,749

NET INCOME (LOSS) PER SHARE, BASIC	$0.01	$(0.10)	$(0.03)	$0.35
NET INCOME (LOSS) PER SHARE, DILUTED	$0.01	$(0.10)	$(0.03)	$0.35

KANDI TECHNOLOGIES GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Non-controlling interests	Total
Balance, December 31, 2020	75,377,555	$75,377	$-	$439,549,338	$(27,079,900)	$(8,778,151)	$-	$403,766,664
Stock issuance and award	10,000	10	-	22,290	-	-	-	22,300
Net loss	-	-	-	-	(6,402,720)	-	-	(6,402,720)
Foreign currency translation	-	-	-	-	-	(1,176,013)	-	(1,176,013)
Reversal of reduction in the Former Affiliate Company’s equity (net of tax effect of $491,400)	-	-	-	2,771,652	-	-	-	2,771,652
Balance, March 31, 2021	75,387,555	$75,387	$-	$442,343,280	$(33,482,620)	$(9,954,164)	$-	$398,981,883
Stock issuance and award	238,600	239	-	1,374,098	-	-	-	1,374,337
Net income	-	-	-	-	40,929,474	-	-	40,929,474
Foreign currency translation	-	-	-	-	-	4,874,815	-	4,874,815

Balance, June 30, 2021	75,626,155	$75,626	$-	$443,717,378	$7,446,854	$(5,079,349)	$-	$446,160,509
Stock issuance and award	1,526,817	1,527	-	4,874,224	-	-	-	4,875,751
Net loss	-	-	-	-	(7,868,819)	-	-	(7,868,819)
Foreign currency translation	-	-	-	-	-	(116,054)	-	(116,054)

Balance, September 30, 2021	77,152,972	$77,153	$-	$448,591,602	$(421,965)	$(5,195,403)	$-	$443,051,387

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Earning (Deficit)	Accumulated Other Comprehensive Income	Non-controlling interests	Total
Balance, December 31, 2021	77,385,130	$77,385	$(2,392,203)	$449,479,461	$(4,216,102)	$251,786	$-	$443,200,327
Stock issuance and award	25,000	25	-	92,925	-	-	-	92,950
Stock buyback	-	-	(1,570,324)	(13,236)	-	-	-	(1,583,560)
Capital contribution from shareholder	-	-	-	-	-	-	1,198,398	1,198,398
Net loss	-	-	-	-	(1,616,056)	-	(2,957)	(1,619,013)
Foreign currency translation	-	-	-	-	-	1,009,811	-	1,009,811

Balance, March 31, 2022	77,410,130	$77,410	$(3,962,527)	$449,559,150	$(5,832,158)	$1,261,597	$1,195,441	$442,298,913
Stock issuance and award	238,600	239	-	584,331	-	-	-	584,570
Stock buyback	-	-	(1,974,490)	(22,578)	-	-	-	(1,997,068)
Net income (loss)	-	-	-	-	(1,937,271)	-	61,619	(1,875,652)
Foreign currency translation	-	-	-	-	-	(19,966,230)	(63,460)	(20,029,690)

Balance, June 30, 2022	77,648,730	$77,649	$(5,937,017)	$450,120,903	$(7,769,429)	$(18,704,633)	1,193,600	$418,981,073
Stock issuance and award	10,000	10	-	22,290	-	-	-	22,300
Stock based compensation				250,673				250,673
Stock buyback	-	-	(911,714)	(12,872)	-	-	-	(924,586)
Capital contribution from shareholder	-	-	-	-	-	-	337,557	337,557
Net income (loss)	-	-	-	-	379,019	-	694,029	1,073,048
Foreign currency translation	-	-	-	-	-	(20,932,870)	(66,006)	(20,998,876)

Balance, September 30, 2022	77,658,730	$77,659	$(6,848,731)	$450,380,994	$(7,390,410)	$(39,637,503)	2,159,180	$398,741,189

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended
	September 30, 2022	September 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(2,421,617)	$26,657,935
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	9,512,970	6,893,192
Provision (reversal) of allowance for doubtful accounts	4,220	-
Deferred taxes	(116,206)	(11,970)
Share of loss after tax of the Former Affiliate Company	-	2,584,520
Gain from equity sale in the Former Affiliate Company	-	(17,734,733)
Gain on disposal of long-lived assets	-	(48,255,905)
Change in fair value of contingent consideration	(2,733,995)	-
Stock award and stock based compensation expense	913,288	1,452,381

Changes in operating assets and liabilities:

Accounts receivable	(20,932,970)	4,289,150
Notes receivable	1,927,621	-
Inventories	(13,183,546)	(7,443,414)
Other receivables and other assets	(10,264,805)	(17,537,034)
Advances to supplier and prepayments and prepaid expenses	12,405,615	18,776,708

Increase (Decrease) In:
Accounts payable	46,796,615	(4,116,153)
Other payables and accrued liabilities	4,951,022	7,052,572
Notes payable	(13,574,849)	(93,278)
Income tax payable	(60,313)	8,053,977
Net cash provided by (used in) operating activities	$13,223,050	$(19,432,052)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment, net	(1,674,445)	(10,948,968)
Acquisition of Jiangxi Huiyi	-	(3,864,346)
Payment for construction in progress	(278,777)	(4,048,889)
Proceeds from disposal of long-lived assets	-	23,235,758
(Loan to) Repayment from third party	(4,545,386)	31,687,637
Certificate of deposit	(22,726,928)	(54,100,844)
Proceeds from sales of equity in the Former Affiliate Company	-	47,608,743
Long-term Investment	-	(108,202)
Advance receipts of equity transfer	-	600,463
Net cash (used in) provided by investing activities	$(29,225,536)	$30,061,352

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	20,642,224	2,630,000
Repayments of short-term loans	(15,987,912)	-
Contribution from non-controlling shareholder	772,716	-
Purchase of treasury stock	(4,505,213)	-
Net cash provided by financing activities	$921,815	$2,630,000

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$(15,080,671)	$13,259,300
Effect of exchange rate changes	$(13,710,508)	$990,440
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	$168,676,007	$142,520,635

CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$139,884,828	$156,770,375
-CASH AND CASH EQUIVALENTS AT END OF PERIOD	99,029,118	132,866,957
-RESTRICTED CASH AT END OF PERIOD	40,855,710	23,903,418

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$274,037	688,160
Interest paid	$225,479	17,536

SUPPLEMENTAL NON-CASH DISCLOSURES:
Reversal of decrease in investment in the Former Affiliate Company due to change in its equity (net of tax effect of $491,400)	-	2,813,968
Contribution from non-controlling shareholder by inventories, fix assets and intangible assets	393,986	-
Common stock issued for settlement of payables related to acquisitions (see Note 19)	-	4,853,451